                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(D)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               FEBRUARY 12, 2004
                Date of report (Date of earliest event reported)


                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                            YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)


                 1-9025                                 NOT APPLICABLE.
        (Commission File Number)               (IRS Employer Identification No.)


     7961 SHAFFER PARKWAY, SUITE 5                           80127
             LITTLETON, CO
(Address of Principal Executive Offices)                   (Zip Code)


                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

                                VISTA GOLD CORP.

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          PRESS RELEASE DATED FEBRUARY 12, 2004

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial statements of businesses acquired:

               Not applicable.

          (b)  PRO FORMA financial information:

               Not applicable.

          (c)  Exhibits

               VISTA GOLD CORP. ANNOUNCES DISCOVERY OF NEW ZONE OF MINERALIZATION OF MOUNTAIN VIEW GOLD PROJECT, NEVADA; REDUCED ESTIMATED CAPITAL AND OPERATING COSTS FOR THE PAREDONES AMARILLOS GOLD PROJECT, MEXICO

ITEM 8.   CHANGE IN FISCAL YEAR.

          Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE

          Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

          Not applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

          Not applicable

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          Not applicable




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VISTA GOLD CORP.
                                            (Registrant)

Date: February 12, 2004                     By: /s/ RONALD J. MCGREGOR
                                               ------------------------
                                               Ronald J. McGregor
                                               President & CEO




                                 EXHIBIT INDEX

                        EXHIBIT NO.                                     PAGE NO.
                        -----------                                     --------
   99.1   Press release dated February 12, 2004 Vista Gold Corp.           5
          Announces Discovery of New Zone of Mineralization at
          Mountain View Gold Project, Nevada; Reduced Estimated
          Capital and Operating Costs for the Paredones Amarillos
          Gold Project, Mexico


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